EXHIBIT 10.1

                             UNISERVICE CORPORATION

                          -----------------------------

                             1998 STOCK OPTION PLAN

                          -----------------------------


         1. PURPOSE. The purpose of this Plan is to advance the interests of the UNISERVICE CORPORATION, a Florida corporation ("UC/the Company") and each "Subsidiary," as hereinafter defined, of UC (UC and Subsidiary collectively referred to as the "Company"), by providing an additional incentive to attract and retain qualified and competent persons who are key employees of the Company, and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company, by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 13 hereof or, if not appointed, the Board.

                  (c) "Common Stock" shall mean the Company's Common Stock, par value $0.0001 per share.

                  (d) "Director" shall mean a member of the Board.

                  (e) "Disinterested Person" shall mean a Director who is not, during the one year prior to his or her service as an administrator of this Plan, or during such service, granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates, except that:

                           (i) participation in a formula plan meeting the
conditions in paragraph (c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person;

                           (ii) participation in an ongoing securities
acquisition plan meeting the conditions in paragraph (d)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person; and

                           (iii) an election to receive an annual retainer fee
in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a Director from being a Disinterested Person.



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                  (f) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee, in its sole discretion, shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

                  (g) "Incentive Stock Option" or "ISO" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (h) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (i) "Non-Statutory Stock Option" or "NSO" shall mean an Option which is not an Incentive Stock Option.

                  (j) "Officer" shall mean the Company's president, principal financial officer, principal accounting officer and any other person who the Company identifies as an "executive officer" for purposes of reports or proxy materials filed by the Company pursuant to the Securities Exchange Act.

                  (k) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (m) "Plan" shall mean this Stock Option Plan for the Company.

                  (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (o) "Share(s)" shall mean a share or shares of the Common
Stock.


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                  (p) "Subsidiary" shall mean any corporation (other than the
Company) in an unbroken chain of corporations beginning with the Company if, at the time the Option is granted, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AND OPTIONS. The Company may grant to Optionees from time to time Options to purchase an aggregate of up to Two Hundred Thousand (200,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         4. DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of the Internal Revenue Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company), exceeds $100,000.

         5. CONDITIONS FOR GRANT OF OPTIONS.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular employees of the Company, including employees who are also Directors or Officers. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

                  (b) In granting Options, the Committee may take into consideration the contribution the person has made to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may, from time to time, in granting Options under the Plan, prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.


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                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company.

                  (d) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to a Director or Officer unless the grant of such Options is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 14 of this Plan and all of whose members are Disinterested Persons.

         6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee, in its sole discretion, have been made for the Optionee's payment to the Company of the amount that is necessary for the Company employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided further, however, that the Committee, in its sole discretion, may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company, in its sole discretion, may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of an Option granted hereunder. If the exercise price is paid in whole or in part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee, in its sole discretion, shall require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.


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         8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 8.

                  (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                           (i) if there occurs any transaction (which shall
include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) if the shareholders of the Company shall approve
a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                  (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

                  (d) Options granted to Officers and Directors shall not be exercisable until the expiration of a period of at least six months following the date of grant.

         9. TERMINATION OF OPTION PERIOD.

                  (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
Optionee's employment is terminated or, in the case of a Non-Statutory Stock Option, and unless the Committee shall otherwise determine in writing, in its sole discretion, the date on which the Optionee's employment is terminated, in either case for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment


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by reason of the Optionee's wilful misconduct or gross negligence, (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (C) death;

                           (ii) immediately upon the termination of the
Optionee's employment for Cause;

                           (iii) one year after the date on which the Optionee's
employment is terminated by reason of a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee; or

                           (iv) (A) 12 months after the date of termination of
the Optionee's employment by reason of death of the employee, or (B) three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified in Subsection 9(a)(iii) hereof.

                  (b) The Committee, in its sole discretion, may, by giving written notice ("Cancellation Notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(ii) or
(iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         10. RELOAD OPTIONS. The Committee may provide for the grant to any Optionee of additional Options upon the exercise of Options ("Reload Options"), including the exercise of Reload Options, through the delivery of Shares; provided, however, that (i) the Reload Options may be granted only with respect to the same number of Shares as were surrendered to exercise the Options, (ii) the exercise price of the Reload Options will be the Fair Market Value on the date of grant of the Reload Options, (iii) with respect to Optionees who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act, the Reload Option may not be exercised after the date the Options with respect to which such Reload Options were granted expire or terminate and
(iv) the provisions contained in this Section may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         11. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:


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                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate price.

                  (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(ii) or (iii) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         12. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         13. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:


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                  (i) a representation and warranty by the Optionee to the
Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.


         14. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be Disinterested Persons to the extent required by Section 5(d) hereof. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         15. INCENTIVE OPTIONS FOR 10% SHAREHOLDERS. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its subsidiary [as defined in Section 424 of the Internal Revenue Code] at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         16. INTERPRETATION.

                  (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.


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                  (b) This Plan shall be governed by the laws of the State of
Florida.

                  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         17. AMENDMENT AND DISCONTINUATION OF THE PLAN. Either the Board or the Committee may from time to time amend the Plan or any Option; provided, however, that, except to the extent provided in Section 11, no such amendment may, without approval by the shareholders of the Company, (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further, that, except to the extent provided in Section 9, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         18. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is the date on which the Board and the shareholders of the Company have adopted this Plan, which is January 5, 1998, and the Plan shall terminate on the 10th anniversary year of the effective date.

                                                  UNISERVICE CORPORATION

                                                  By:/S/ RICARDO VILENSKY
                                                     ---------------------------
                                                     Ricardo Vilensky, CEO


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                                                                [NSO GRANT FORM]

                             UNISERVICE CORPORATION
                           1900 Glades Road, Suite 351
                            Boca Raton, Florida 33431

                                                               Date:  __________
__________
__________
__________


Dear __________:

         The Board of Directors of Uniservice Corporation (the "Corporation") is pleased to award you an Option pursuant to the provisions of the 1998 Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgement to us that you have read and under-stand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

         1. TYPE OF OPTION. You are granted an NSO. Please see in particular
Section 11 of the Plan.

         2. RIGHTS AND PRIVILEGES. Subject to the conditions hereinafter set forth, we grant you the right to purchase __________ shares of Stock at $__________ per share, the current fair market value of a share of Stock. The right to purchase the shares of Stock accrues in __________ installments over the time periods described below:

         The right to acquire __________ shares accrues on __________.

         The right to acquire __________ shares accrues on __________.

          3. TIME OF EXERCISE. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Stock accrues and ending when they terminate as provided in Section 5 of this letter.

          4. METHOD OF EXERCISE. The Options shall be exercised by written notice to the Chief Financial Officer at the Corporation's principal place of business. The notice shall set forth the number of shares of Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Stock or that number of already owned shares of Stock equal in value to



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the total Exercise Price of the Option. We shall make delivery of the shares of
Stock subject to the conditions described in Section 13 of the Plan.

          5. TERMINATION OF OPTION. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

                  (a) __________, 199_, being __________ years from the date of grant pursuant to the provisions of Section 2 of this Agreement; or

                  (b) The expiration of three months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan for any reason, other than by reason of death or permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months; or

                  (c) The expiration of 12 months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan, if such employment termination occurs by reason of your death or by reason of your permanent disability (as defined above).

         6. SECURITIES LAWS.

                  The Option and the shares of Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Stock underlying the Option. All shares of Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

          7. BINDING EFFECT. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.


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          8. DATE OF GRANT. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                              Very truly yours,

                                              By:_______________________________
                                                 President

AGREED AND ACCEPTED:

_________________________




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                                                         Date:  ________________


                             UNISERVICE CORPORATION
                           1900 Glades Road, Suite 351
                            Boca Raton, Florida 33431


_______________
_______________
_______________


Dear _______________:

         The Board of Directors of Uniservice Corporation (the "Corporation") is pleased to award you an Option pursuant to the provisions of the 1998 Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgement to us that you have read and under-stand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

         1. TYPE OF OPTION. You are granted an ISO. Please see in particular
Section 11 of the Plan.

         2. RIGHTS AND PRIVILEGES. Subject to the conditions hereinafter set forth, we grant you the right to purchase __________ shares of Stock at $__________ per share, the current fair market value of a share of Stock. The right to purchase the shares of Stock accrues in __________ installments over the time periods described below:

         The right to acquire __________ shares accrues on __________.

         The right to acquire __________ shares accrues on __________.

         The right to acquire __________ shares accrues on __________.

         The right to acquire __________ shares accrues on __________.

         The right to acquire __________ shares accrues on __________.

         The right to acquire __________ shares accrues on __________.

          3. TIME OF EXERCISE. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Stock accrues and ending when they terminate as provided in Section 5 of this letter.

          4. METHOD OF EXERCISE. The Options shall be exercised by written notice to the Chief Financial Officer at the Corporation's principal place of business. The notice shall set forth the number of shares of Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Stock or that number of already owned shares of Stock equal in value to the total Exercise Price of the Option. We shall make delivery of the shares of Stock subject to the conditions described in Section 13 of the Plan.

          5. TERMINATION OF OPTION. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

                  (a) _____________, 199___, being __________ years from the date of grant pursuant to the provisions of Section 2 of this Agreement; or

                  (b) The expiration of thirty (30) days following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan for any reason, other than by reason of death or permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months; or

                  (c) The expiration of 12 months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan, if such employment termination occurs by reason of your death or by reason of your permanent disability (as defined above).

         6. SECURITIES LAWS.

                  The Option and the shares of Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Stock underlying the Option. All shares of Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.


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          7. BINDING EFFECT. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

          8. DATE OF GRANT. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                              Very truly yours,

                                              By:_______________________________
                                                 President

AGREED AND ACCEPTED:

_________________________



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



                                                                 [NSO GRANT FORM
                                                            WITH RELOAD OPTIONS]

                             UNISERVICE CORPORATION
                           1900 Glades Road, Suite 351
                            Boca Raton, Florida 33431

                                                               Date:  __________


__________
__________
__________


Dear __________:

         The Board of Directors of Uniservice Corporation (the "Corporation") is pleased to award you an Option pursuant to the provisions of the 1998 Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgement to us that you have read and under-stand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

         1. TYPE OF OPTION. You are granted an NSO. Please see in particular
Section 11 of the Plan.

         2. RIGHTS AND PRIVILEGES.

                  (a) Subject to the conditions hereinafter set forth, we grant you the right to purchase __________ shares of Stock at $__________ per share, the current fair market value of a share of Stock. The right to purchase the shares of Stock accrues in __________ installments over the time periods described below:

         The right to acquire __________ shares accrues on __________.

         The right to acquire __________ shares accrues on __________.

                  (b) In addition to the Option granted hereby (the "Underlying Option"), the Corporation will grant you a reload option (the "Reload Option") as hereinafter provided. A

Reload Option is hereby granted to you if you acquire shares of Stock pursuant to the exercise of the Underlying Option and pay for such shares of Stock with shares of Common Stock already owned by you (the "Tendered Shares"). The Reload Option grants you the right to purchase shares of Stock equal in number to the number of Tendered Shares. The date on which the Tendered Shares are tendered to the Corporation in full or partial payment of the purchase price for the shares of Stock acquired pursuant to the exercise of the Underlying Option is the Reload Grant Date. The exercise price of the Reload Option is the fair market value of the Tendered Shares on the Reload Grant Date. The fair market value of the Tendered Shares shall be the low bid price per share of the Corporation's Common Stock on the Reload Grant Date. The Reload Option shall vest equally over a period of __________ (___) years, commencing on the first anniversary of the Reload Grant Date, and on each anniversary of the Reload Grant Date thereafter; however, no Reload Option shall vest in any calendar year if it would allow you to purchase for the first time in that calendar year shares of Stock with a fair market value in excess of $100,000, taking into account ISOs previously granted to you. The Reload Option shall expire on the earlier of (i) __________ (___) years from the Reload Grant Date, or (ii) in accordance with Paragraph 5(b), or
(iii) in accordance with Paragraph 5(c) as set forth herein. If vesting of the Reload Option is deferred, then the Reload Option shall vest in the next calendar year, subject, however, to the deferral of vesting previously provided. Except as provided herein the Reload Option is subject to all of the other terms and provisions of this Agreement governing Options.

          3. TIME OF EXERCISE. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Stock accrues and ending when they terminate as provided in Section 5 of this letter.

          4. METHOD OF EXERCISE. The Options shall be exercised by written notice to the Chief Financial Officer at the Corporation's principal place of business. The notice shall set forth the number of shares of Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Stock or that number of already owned shares of Stock equal in value to the total Exercise Price of the Option. We shall make delivery of the shares of Stock subject to the conditions described in Section 13 of the Plan.

          5. TERMINATION OF OPTION. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

                  (a) __________, 199_, being __________ years from the date of grant pursuant to the provisions of Section 2 of this Agreement; or

                  (b) The expiration of three months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan for any reason, other than by reason of death or permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months; or


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



                  (c) The expiration of 12 months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan, if such employment termination occurs by reason of your death or by reason of your permanent disability (as defined above).

         6. SECURITIES LAWS.

                  The Option and the shares of Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Stock underlying the Option. All shares of Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

          7. BINDING EFFECT. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

          8. DATE OF GRANT. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                              Very truly yours,

                                              By:_______________________________
                                                 President

AGREED AND ACCEPTED:

_________________________



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